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                                                                   EXHIBIT 10.30

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

IntraBiotics Pharmaceuticals, Inc.
2483 East Bayshore Road, Suite 100
Palo Alto, California 94303

The undersigned (the "Investor"), hereby confirms its agreement with you as follows:

1. This Common Stock and Warrant Purchase Agreement (the "Agreement") is made as of the date set forth below between INTRABIOTICS PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of (i) the shares of common stock of the Company, $0.001 par value per share (the "Common Stock") issued in this transaction (the "Shares") and (ii) warrants (each, a "Warrant," and collectively, the "Warrants" and together with the Shares, the "Securities") to purchase an aggregate of such number of shares as shall be equal to (i) 20% of the Investors' aggregate purchase price for the Shares divided by (ii) the Stock Purchase Price (as defined below ) subject to adjustment from time to time in accordance with the terms of the Warrant, to certain investors in a private placement (the "Offering"). The Warrants shall be in substantially the form attached hereto as EXHIBIT A.

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) ____________ Shares, for a purchase price of $_________________ per share (the "Stock Purchase Price") and (ii) Warrants to purchase such number of shares of Common Stock as shall be equal to (i) 20% of the Investor's aggregate purchase price for the Shares divided by (ii) the Stock Purchase Price, pursuant to the Terms and Conditions for Purchase of Securities attached hereto as ANNEX I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares and the Warrants purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:


________________________________________________________________________________
 (If no exceptions, write "none." If left blank, response will be deemed to be
                                    "none.")

                                       1.

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                     Dated as of: October 6, 2003

                                     ___________________________________________
                                     "INVESTOR"

                                     By: _______________________________________
                                     Print Name: _______________________________
                                     Title: ____________________________________
                                     Address: __________________________________
                                     ___________________________________________

AGREED AND ACCEPTED:
INTRABIOTICS PHARMACEUTICALS, INC.

By: ____________________________
Title: _________________________

                                       2.

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                                     ANNEX I

                 TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

         1. AUTHORIZATION AND SALE OF THE SHARES AND THE WARRANTS. Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance of the Shares and the Warrants and the reservation of the Common Stock for which the Warrants are exercisable (the "Conversion Shares"), as of the Closing Date.

         2. AGREEMENT TO SELL AND PURCHASE THE SHARES AND THE WARRANTS; SUBSCRIPTION DATE.

                  2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and Warrants to purchase the number of shares of Common Stock, each as set forth on the signature page to which these Terms and Conditions for Purchase of Securities are attached as ANNEX I (the "Signature Page") at the purchase price set forth on such Signature Page.

                  2.2 The Company proposes to enter into this same form of Common Stock and Warrant Purchase Agreement with certain other investors (the "Other Investors") and expects to complete sales of Securities to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Common Stock and Warrant Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.")

         3. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares and the Warrants (the "Closing") shall occur on the fifth business day after the date of this Agreement or such earlier date as is mutually agreed upon by the Company and the Investors (the "Closing Date"). At the Closing, the Investor shall deliver immediately available funds in the amount of the aggregate purchase price for the Shares by wire transfer to an account designated by the Company. As soon as reasonably practicable after the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the Signature Page hereto and one or more Warrants to purchase the number of shares of Common Stock set forth on the Signature Page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate and Warrant Questionnaire attached hereto as EXHIBIT B, in the name of a nominee designated by the Investor.

         The Company's obligation to issue the Shares and the Warrants to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of the purchase price for the Shares and Warrants being purchased hereunder as set forth on the Signature Page hereto; (b) completion of purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

         The Investor's obligation to purchase the Shares and the Warrants shall be subject to the following condition, which may be waived by the Investor:
Investors shall have executed Agreements for the purchase of Shares and Warrants with minimum aggregate net proceeds to the Company of $10,000,000.00. Subject to the foregoing sentence, the Investor's obligations are

                                       3.

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expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. Except as otherwise described in the Company's regular reports on Forms 10-Q, 10-K and 8-K as filed by the Company with the Securities and Exchange Commission in 2003 (the "SEC Documents") and in the Company's press releases dated after June 30, 2003 (including the documents incorporated by reference therein, the "Company Information"), which qualifies the following representations and warranties in their entirety, the Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                  4.1 ORGANIZATION. The Company is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company ("Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  4.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.3 NON-CONTRAVENTION. The execution and delivery of the Agreements, the issuance and sale of the Shares and the Warrants to be sold by the Company under the Agreements, the issuance of the shares issuable upon exercise of the warrants (the "Warrant Shares"), the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its property is bound, where such conflict, violation or default is likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its property, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or

                                       4.

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by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares and the Warrants to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

                  4.4 CAPITALIZATION. The capitalization of the Company is described in the Company's SEC Documents. The Company has not issued any capital stock since June 30, 2003 other than pursuant to employee benefit plans disclosed in the Company's SEC Documents. The Shares and the Warrants to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable. The Warrant Shares issuable in connection with the exercise of the Warrants have been duly authorized, and when issued and paid for upon the exercise of the Warrants in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Company's SEC Documents, there are no outstanding rights (including, without limitation, preemptive rights), material warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares and the Warrants or the issuance of the Warrant Shares, other than rights that have been waived. Except as disclosed in the Company's SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

                  4.5 LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending to which the Company is a party or of which the business or property of the Company is subject that is not disclosed in the Company's SEC Documents.

                  4.6 NO VIOLATIONS. The Company is not in violation of its charter, bylaws or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably likely to have a Material Adverse Effect.

                  4.7 GOVERNMENTAL PERMITS, ETC. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, and 4.13 and except as disclosed in the SEC

                                       5.

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Documents, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

                  4.8      INTELLECTUAL PROPERTY.

                           (a)      The Company has ownership or license or
legal right to use all patent, copyright, trade secret, trademark, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company and material to the Company (collectively, "Intellectual Property"), other than Intellectual Property generally available on commercial terms from other sources. All of such patents, trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

                           (b)      All material licenses or other material
agreements under which (i) the Company is granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms from other sources, and (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect and, to the knowledge of the Company, there is no material default by the Company thereunder.

                           (c)      The Company believes it has taken all steps
required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

                           (d)      To the knowledge of the Company, the present
business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect on the Company. No proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. To the Company's knowledge, there exists no unexpired patent or patent application held by any other person which includes claims that would be infringed by or otherwise have a Material Adverse Effect on the Company. To the knowledge of the Company, the Company is not making unauthorized use of any confidential information or trade secrets of any person. Neither the Company nor, to the knowledge of the Company, any of its employees have any agreements or arrangements with any persons other than the Company related to confidential information or trade secrets of such persons or restricting any such employee's engagement in business activities of any nature.

                           (e)      No proceedings have been instituted or are
pending which challenge in a material manner the rights of the Company in respect to the Company's right to the use of the Intellectual Property. The Company has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted.

                                       6.

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                  4.9      FINANCIAL STATEMENTS. The financial statements of the
Company and the related notes contained in the Company's SEC Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the Company's SEC Documents.

                  4.10 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the Company's press releases or other Proprietary Information provided to the Investor in contemplation of this Offering, since June 30, 2003, there has not been (i) any Material Adverse Effect affecting the Company, (ii) any obligation, direct or contingent, that is material to the Company considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

                  4.11 NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act of 1934, as amended (the "Exchange Act"), and is listed on The Nasdaq National Market (the "Nasdaq Stock Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market.

                  4.12 REPORTING STATUS. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading:

                           (a)      The Company's Annual Report on Form 10-K for
the year ended December 31, 2002, as amended (the "10-K");

                           (b)      The Company's Quarterly Reports on Form 10-Q
for each of the quarters ended March 31, 2003 and , June 30, 2003; and

                           (c)      All other documents, if any, filed by the
Company with the Securities and Exchange Commission since December 31, 2002 pursuant to the reporting requirements of the Exchange Act.

                  4.13 LISTING. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the Warrant Shares and the listing thereof on the Nasdaq Stock Market.

                  4.14 FOREIGN CORRUPT PRACTICES. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, have (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic

                                       7.

political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  4.15 NO MANIPULATION OF STOCK. The Company has not taken and will not, in violation of applicable law, take, any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  4.16 ACCOUNTANTS. Ernst & Young LLP, which the Company expects will express their opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2002 into the Registration Statement (as defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules and Regulations").

                  4.17 CONTRACTS. The contracts described in the SEC Documents or incorporated by reference therein that are currently material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any such contracts which would have a Material Adverse Effect on the Company.

                  4.18 TAXES. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

                  4.19 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

                  4.20 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  4.21 INSURANCE. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  4.22 OFFERING MATERIALS. Other than the SEC Documents (the "Offering Materials"), the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares and the Warrants. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of
Section 5 of the Securities

                                       8.

Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

                  4.23 LEGAL OPINION. The Company shall cause to be delivered to the Investors by counsel to the Company a customary legal opinion pertaining to the availability of an exemption from the registration provisions of the Securities Act.

                  4.24 DISCLOSURE. The information contained in the SEC Documents as of the date of such information did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.25 DELIVERY OF WARRANT SHARES. The Company covenants to each Investor that, upon exercise of Warrant(s) held by such Investor, it shall use commercially reasonable efforts to cause the Warrant Shares to be issued and promptly delivered to such Investor in accordance with terms of the Warrant, provided, however, that such issuance and delivery shall occur no later than ten
(10) business days after the Company's receipt of the Investor's surrender of its Warrant(s), including, without limitation, properly completed Subscription Form(s) for such Warrant(s), that such Investor desires to exercise.

         5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrants, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrants; provided, however, that nothing set forth in this
Section 5 shall in any way limit the Investor's ability to rely on the representations and warranties of the Company set forth herein; (ii) the Investor is acquiring the number of Shares set forth on the Signature Page hereto and the Warrants to purchase the number of shares of Common Stock set forth on the Signature Page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or Warrants or any arrangement or understanding with any other persons regarding the distribution of such Shares or Warrants;
(iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or the Warrants except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Signature Page hereto and the Investor Questionnaire attached hereto as EXHIBIT C and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares and Conversion Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the Signature Page hereto and the Warrants to purchase the number of shares of Common Stock set forth on the Signature Page hereto, relied only upon the Company Information provided to the Investor by the Company in contemplation of this offering and the representations and warranties of the

                                       9.

Company contained herein. Investor understands that its acquisition of the Shares and the Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Stock Certificate and Warrant Questionnaire attached hereto as EXHIBIT B, which questionnaire is true and correct in all material respects.

                  5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company, or any agents acting on behalf of the Company, that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                  5.3 The Investor represents and warrants to, and covenants with, the Company that the Investor within thirty (30) days of the date hereof has not (i) directly or indirectly, participated in the selling short of the Company's Common Stock and (ii) directly or indirectly, instructed, directed or encouraged any individual or entity to short sell the Company's Common Stock.

                  5.4 The Investor hereby covenants with the Company not to make any sale of the Shares, the Warrants or the Warrant Shares without complying with the provisions of this Agreement, including Section 7.2 hereof, and if selling the Shares or the Warrant Shares pursuant to the Registration Statement, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The Investor acknowledges that the certificates evidencing the Shares and the Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

                  5.5 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  5.6 Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to

                                      10.

the Shares, the Warrants or the Warrant Shares (collectively, a "Disposition"), nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor or any other person or entity. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares or the Warrants with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Shares or the Warrants; provided, however, that such hedging or other transactions does not include any dispositions by the Investor of any other securities of the Company (including derivatives) owned by the Investor prior to the date hereof.

                  5.7 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrants.

         6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         7.       REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES
ACT.

                  7.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (a)      subject to receipt of necessary information
from the Investors, prepare and file with the SEC, as soon as practicable, but in no event later than thirty (30) days after the Closing Date (the "Required Filing Date"), a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Shares and the Warrant Shares (collectively, the "Registrable Securities") by the Investors from time to time through the automated quotation system of the Nasdaq Stock Market or in privately-negotiated transactions;

                           (b)      use commercially reasonable efforts, subject
to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Registration Statement is filed by the Company. If the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the date that is one hundred and twenty (120) days after the Closing Date (the "Required Effective Date"), the Company shall, on the Business Day immediately following the Required Filing Date or the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Investor as liquidated damages for such delay (the "Late Registration Payments") equal to 0.5% of the purchase price paid for the Shares purchased by the Investor and not previously sold by the Investor until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate 2.5% of such purchase price; provided further, that no Investor shall be entitled to Late Registration Payments if such Investor has not provided the

                                      11.

Company with the information requested by the Company pursuant to Section 7.1(h) hereof, if any, within 20 calendar days after such information has been requested by the Company. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five Business Days after the earlier of (A) the end of each 30 day period following the Required Effective Date or (B) the effective date of the Registration Statement.

                           (c)      use commercially reasonable efforts to
prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Registrable Securities purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Registrable Securities then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act or (iii) such time as all Registrable Securities purchased by such Investor in this Offering have been sold pursuant to a registration statement;

                           (d)      furnish to the Investor with respect to the
Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                           (e)      file documents required of the Company for
normal blue sky clearance in states specified in writing by the Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f)      bear all expenses in connection with the
procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration Statement; and

                           (g)      advise the Investors, promptly after it
shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                           (h)      with a view to making available to the
Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Registrable Securities shall have been resold; (ii) file with

                                      12.

the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act and (B) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7.1 that the Investor shall furnish to the Company such information reasonably requested by the Company in writing regarding the Investor, the Registrable Securities to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

         The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

                           (i)      In addition to the foregoing, at any time
after the Registration Statement is no longer effective and for so long as the Investor continues to hold Registrable Securities and, in the opinion of its counsel, is unable to sell all of the Registrable Securities then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, the Investor shall have the right to request any number of registrations on Form S-3 (or any successor form) for the Registrable Securities then held by it (each such registration statement, an "Additional Registration Statement"); provided, however, that the Company shall not have any obligation to effect such registration pursuant to Section 7.1(i) if:

                                    (i)      the amount of Registrable
Securities proposed to be sold pursuant to this Section 7.1(i) is anticipated to have an aggregate sale price (net of underwriting discounts and commissions, if any) of less than $500,000;

                                    (ii)     Form S-3 (or a comparable successor
form) is not available for such offering;

                                    (iii)    the Company has, within the twelve
(12) month period preceding the date of such request, already filed two (2) Additional Registration Statements for the Investors pursuant to this Section 7.1(i) of the Agreements; or

                                    (iv)     the Company shall furnish to the
Investors a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Additional Registration Statement to be effected at such time, in which event the Company shall have the right to defer the filing of the Additional Registration Statement for a period of not more than ninety (90) days after receipt of the request of the Investor or Investors under this Section 7.1(i); provided, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period.

                                      13.

         Requests for Additional Registration Statements shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. Subject to Section 7.1(i)(i) through (iv) above, the Company shall use commercially reasonable efforts to effect promptly the registration of all shares pursuant to this Section 7.1(i). The Company shall use its commercially reasonable efforts to keep such registration statement effective until the Investor has completed the distribution described in such Additional Registration Statement. The provisions of Sections 7(d) through 7(h) above and
Section 7.2 below shall apply to each Additional Registration Statement as if it were a Registration Statement.

                  7.2      TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                           (a)      The Investor agrees that it will not effect
any Disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                           (b)      Except in the event that paragraph (c) below
applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                           (c)      Subject to paragraph (d) below, in the
event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein

                                      14.

not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors.

                           (d)      Notwithstanding the foregoing paragraphs of
this Section 7.2, the Investor shall not be prohibited from selling Registrable Securities under the Registration Statement as a result of Suspensions on more than two occasions of not more than thirty 30 days each in any twelve (12) month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Registrable Securities under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company.

                           (e)      Provided that a Suspension is not then in
effect, the Investor may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Securities. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                           (f)      In the event of a sale of Registrable
Securities by the Investor, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as EXHIBIT D, so that the shares may be properly transferred.

                  7.3      INDEMNIFICATION. For the purpose of this Section 7.3:

                           (a)      the term "Selling Stockholder" shall include
the Investor and any affiliate of such Investor;

                           (b)      the term "Registration Statement" shall
include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                           (c)      the term "untrue statement" shall include
any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    (i)      The Company agrees to indemnify and
hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such

                                      15.

Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any omission of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.1, 5.2, 5.3, 5.4 or 7.2 hereof or any misstatement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

                                    (ii)     The Investor agrees to indemnify
and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 5.1, 5.2, 5.3, 5.4 or 7.2 hereof or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                                    (iii)    Promptly after receipt by any
indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section
7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and/or appoint counsel reasonably satisfactory to the indemnified party), such

                                      16.

indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                                    (iv)     If the indemnification provided for
in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                                    (v)      The parties to this Agreement
hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations

                                      17.

regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

                  7.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and the Warrants or the Registrable Securities, as applicable, shall cease and terminate as to any particular Shares, Warrants or Registrable Securities, as applicable, when such Shares, Warrants or Registrable Securities, as applicable, shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares, Warrants or Registrable Securities, as applicable, or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Investor, the Company will furnish to the Investor:

                           (a) as soon as practicable after it is available, one
copy of its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants); and

                           (b) upon the reasonable request of the Investor, an
adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses.

         8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (ii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, on the day of electronic confirmation of receipt, if received before 5:00 p.m. local time on a business day, or, if not received before 5:00 p.m. local time on a business day, on the next business day, and shall be delivered as addressed as follows:

                           (a) if to the Company, to:

                               IntraBiotics Pharmaceuticals, Inc.
                               2483 East Bayshore Road, Suite 100
                               Palo Alto, California 94303

                               Attn: Eric Bjerkholt
                               Senior Vice President and Chief Financing Officer
                               Phone: (650) 526-6800
                               Telecopy: (650) 567-6657

                                      18.

                           (b) with a copy mailed to:

                               Cooley Godward LLP
                               Five Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306

                               Attn: Laura A. Berezin
                               Phone: (650) 843-5000
                               Telecopy: (650) 849-7400

                           (c) if to the Investor, at its address on the
Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         9. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the majority in interest of the Investors.

         10. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

         13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         14. CONFIDENTIAL DISCLOSURE AGREEMENT. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

                                      19.

                                    EXHIBIT A

                                 FORM OF WARRANT

                                      A-1.

                                    EXHIBIT B

                       INTRABIOTICS PHARMACEUTICALS, INC.

                   STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE

         Pursuant to Section 5 of the Agreement, please provide us with the following information:

1.   The exact name that your Shares are     __________________________________
     to be registered in (this is the
     name that will appear on your stock
     certificate(s)). You may use a
     nominee name if appropriate:

2.   The relationship between the            __________________________________
     Investor and the registered holder
     listed in response to item 1 above:

3.   The mailing address of the              __________________________________
     registered holder listed in response
     to item 1 above:

4.   The Social Security Number or Tax       __________________________________
     Identification Number of the
     registered holder listed in the
     response to item 1 above:

                                      B-1.

                                    EXHIBIT C

                       INTRABIOTICS PHARMACEUTICALS, INC.

                             INVESTOR QUESTIONNAIRE

To: IntraBiotics Pharmaceuticals, Inc.

         This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the "Common Stock") and Warrants to purchase the Common Stock (collectively, the "Securities"). The Securities are being offered and sold by IntraBiotics Pharmaceuticals, Inc. (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

         This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential; however, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.       BACKGROUND INFORMATION

Name: __________________________________________________________________________

Business Address: ______________________________________________________________
                               (Number and Street)

________________________________________________________________________________
(City)                         (State)                              (Zip Code)

Telephone Number:  (         )__________________________________________________

Residence Address: _____________________________________________________________
                               (Number and Street)

________________________________________________________________________________
(City)                         (State)                              (Zip Code)

Telephone Number:  (         ) _________________________________________________

If an individual:

Age:______    Citizenship:__________     Where registered to vote: _____________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: ________________________________________________________________

State of formation:______________        Date of formation: ____________________

Social Security or Taxpayer Identification No.__________________________________

Send all correspondence to (check one): ___Residence Address ___Business Address

                                      C-1.

B.       STATUS AS ACCREDITED INVESTOR

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____(1)          a bank, as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;(1)

_____(2)          a private business development company as defined in Section
202(a)(22) of the Investment Adviser Act of 1940;

_____(3)          an organization described in Section 501(c)(3) of the Internal
Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

_____(4)          a director, executive officer, or general partner of the
issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

_____(5)          a natural person whose individual net worth, or joint net
worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

_____(6)          a natural person who had an individual income in excess of
$200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____(7)          a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____(8)          an entity in which all of the equity owners are accredited investors (as defined above).

---------------------
(1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                                      C-2.

C.       REPRESENTATIONS

The undersigned hereby represents and warrants to the Corporation as follows:

         1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

         2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

         3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

         4. The undersigned acknowledges that there may occasionally be times when the Corporation, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Corporation and declared effective by the Securities and Exchange Commission or until the Corporation has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

         5. In addition to reviewing the Corporation's Offering Materials (as such term is defined in the Common Stock and Warrant Purchase Agreement to which this Questionnaire is attached), the undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described under the heading "Risks Related to Our Business" in the Corporation's most recent quarterly report on Form 10-Q.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _____________, 2003, and declares under oath that it is truthful and correct.

                                Print Name

                                By:_____________________________________________
                                Signature

                                Title:__________________________________________
                                      (required for any purchaser that is a
                                      corporation, partnership, trust or other entity)

                                      C-3.

                                    EXHIBIT D

                       INTRABIOTICS PHARMACEUTICALS, INC.

                         CERTIFICATE OF SUBSEQUENT SALE

Computershare Trust Company, Inc.

         RE:      Sale of Shares of Common Stock of IntraBiotics
                  Pharmaceuticals, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2003 (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

         Selling Stockholder (the beneficial owner):____________________________

         Record Holder (e.g., if held in name of nominee):______________________

         Restricted Stock Certificate No.(s):___________________________________

         Number of Shares Sold:_________________________________________________

         Date of Sale:__________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                          Very truly yours,

                                          By:___________________________________

                                          Print Name:___________________________

                                          Title:________________________________

Dated:_______________________

cc:      Investor Relations
         IntraBiotics Pharmaceuticals, Inc.
         2483 East Bayshore Road, Suite 100
         Palo Alto, California 94303

                                      D-1